Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF 1	PAGES 4
2. AMENDMENT/MODIFICATION NO. P00021	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. OS260888	5. PROJECT NO. (if applicable) ASPR-20-02608
6. ISSUED BYCODE	HHS/OS/ASPR/BARDA	7. ADMINISTERED BY (if other than item 6)	CODE	ASPR-BARDA02
HHS/OS/ASPR/BARDA 330 Independence Ave., S.W. Room 640-G Washington DC 20201		ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) SIGA TECHNOLOGIES, INC. 1385150 SIGA TECHNOLOGIES, INC. 35 E 6 35 E 62ND ST NEW YORK NY 100658014		(x)	9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100023C
10B. DATED (SEE ITEM 13) 06/01/2011
CODE1385150	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers☐ is extended. ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) See Schedule		Net Increase:	$1,783.62
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.243-2 Changes — Cost Reimbursement, Alternate V
D. OTHER (Specify type of modification and authority)
E. IMPORTANT: Contractor☐ is not☒ is required to sign this document and return __________1____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number: 13-3864870

DUNS Number: 932651516

Modification 21 accomplishes the following:

1) No-cost time extension of the following CLINS required for on-going activities include product stability, manufacturing and process development, clinical and regulatory studies:

CLIN 0003 = PH IV Opt 2 02/08/2017 to 12/30/2020 extended to 2/8/2024

CLIN 0004 = PH IV Opt 3 02/08/2017 to 12/30/2020 extended to 2/8/2024

CLIN 0005 = PH IV Opt 4 02/08/2017 to 12/30/2020 extended to 2/8/2024

CLIN 0007 = PH IV Opt 6 02/08/2017 to 12/30/2020 extended to 2/8/2024

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Dennis E. Hruby, CSO		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) JOHN K. WARNER
15B. CONTRACTOR/OFFEROR /s/ Dennis E. Hruby (Signature of person authorized to sign)	15C. DATE SIGNED 02 Jul 2020	16B. UNITED STATES OF AMERICA /s/ John K. Warner -S (Signature of Contracting Officer)	16C. DATE SIGNED 07/02/2020
Previous edition unusable			STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00021			PAGE 2	OF 4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	2) Provides $1,783.62 in supplemental funding for balance of funds needed for conclusion of product manufacturing process method development under CLIN 0006. Permits remittance of invoice 111-23C.

	3) Revises Article G.1-A changing the Contracting Officer from George J. Keane, Jr. to John K. Warner

	4) Revises Subsection G.1 changing the Project Officer / Contracting Officer’s Representative from David Simon, Ph.D. to Annie Xi Lu, Ph.D.

	See supplemental pages for additional information. All other terms and conditions of contract HHSO100201100023C remain unchanged.

	Discount Terms: PSC NET 30P Period of Performance: 05/15/2011 to 02/08/2024

	Change Item 7 to read as follows (amount shown is the obligated amount):

7	ASPR-17-00856 Exercise of CLINS 3 4 5 7 8				0.00

	Accounting Info: 2017.1992017.25103 Appr. Yr.: 2017 CAN: 1992017 Object Class: 25103 Funded: $0.00

	Accounting Info: 2019.1992019.25106 Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106 Funded: $0.00

	Accounting Info: 2019.1992018.25106 Appr. Yr.: 2019 CAN: 1992018 Object Class: 25106 Funded: $0.00

	No-Cost Time Extensions of PoPs for CLIN 3, 4, 5, and 7 required for on-going activities include product stability, manufacturing and process development, clinical and regulatory studies.

CLIN 0003 = PH IV Opt 2 02/08/2017 thru 12/30/2020 extended to 2/8/2024
CLIN 0004 = PH IV Opt 3 02/08/2017 thru 12/30/2020 extended to 2/8/2024
CLIN 0005 = PH IV Opt 4 02/08/2017 thru 12/30/2020 extended to 2/8/2024
CLIN 0007 = PH IV Opt 6 02/08/2017 thru 12/30/2020 extended to 2/8/2024

	Add Item 8 as follows:

8	ASPR-20-02608 -- add funds to CLIN 0006 for final costs related to product manufacturing process method development under contract HHSO100201100023C Continued …				1,783.62
NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86)
				Sponsored by GSA
				FAR (48 CFR) 53.110

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100023C/P00021			PAGE 3	OF 4
NAME OF OFFEROR OR CONTRACTOR SIGA TECHNOLOGIES, INC. 1385150
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Obligated Amount: $1,783.62

Accounting Info: 2020.1992020.25106 Appr. Yr.: 2020 CAN: 1992020 Object Class: 25106 Funded: $1,783.62

balance of funds needed to conclude Scale-up, Process Validation and DP Stability performed under CLIN 0006 and to remit associated G&A / fee applicable to final billing for CLIN 0006 work per invoice No.111-2
-
PSC: AN13 NAICS: 541711 COR is Annie Lu, Ph.D. (202) 604-5814, Xi.Lu@hhs.gov

NSN 7540-01-152-8067				OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

Contract No. HHSO100201100023C SIGA Technologies, Inc. Modification No21: P00021	SPECIAL PROVISIONS	Page 4 of 4

Beginning with the effective date of this modification, the Government and the Contractor mutually agree as follows:

ARTICLE G.1PROJECT OFFICER — is revised as follows:

The following Contracting Officer Representative (COR) will represent the USG for the purpose of this contract:

Annie Xi Lu
Project Officer, Antivirals & Antitoxins
DHHS/OS/ASPR/BARDA
200 C Street, SW
Washington, DC 20515
C: (202) 604-5814
xi.lu@hhs.gov

ARTICLE G.1-A CONTRACTING OFFICER — is revised as follows:

The following Contracting Officer (CO) will represent the USG for the purpose of this contract:

John K. Warner
Contracting Officer
DHHS/OS/ASPR/BARDA
200 C Street, SW
Washington, DC 20515
(202) 805-4185
john.warner@hhs.gov

(End of Section)

End of Modification P00021

All other terms and conditions of the contract remain in full force and effect.